Exhibit 10.35.1.1
FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS
     THIS FIRST AMENDMENT TO LOAN AGREEMENT AND OTHER LOAN DOCUMENTS (this “Agreement”) is made as of this 31st day of January, 2007, between BANK OF AMERICA, N.A., a national banking association, having an address at Hearst Tower, 214 North Tryon Street, Charlotte, North Carolina 28255 (“Lender”) and FELCOR/JPM HOTELS, L.L.C., a Delaware limited liability company, and DJONT/JPM LEASING, L.L.C. a Delaware limited liability company, each having its principal place of business at c/o FelCor Lodging Trust Incorporated, 545 E. John Carpenter Freeway, Suite 1300, Irving, Texas 75062 (individually and collectively, as the context may require, “Borrower”).
RECITALS:
     A. As of November 10, 2006, Lender made a mortgage loan to Borrower in the original principal sum of $250,000,000 (the “Loan”), which Loan is evidenced by, among other things, the Note (as defined in the Loan Agreement (defined below)) and is secured by, among other things, the Security Instruments (as defined in the Loan Agreement) and that certain Loan Agreement executed by Borrower and Lender and dated as of November 10, 2006 (the “Loan Agreement”).
     B. As of the date hereof, Borrower and Lender desire to, in accordance with the terms hereof, amend each of (i) the Loan Agreement and (ii) each of the other Loan Documents (as defined in the Loan Agreement).
AGREEMENT:
          For the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
          1. Definitions. All capitalized terms not defined herein shall have the meaning ascribed to them in the Loan Agreement.
          2. Defined Terms. The following defined terms in the Loan Agreement shall have the meanings set forth below:
“Note A-1” shall mean that certain Amended and Restated Promissory Note A-1 dated as of January 31, 2007 in the original principal amount of NINETY-SIX MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($96,200,000) made by Borrower in favor of Lender, as the same may be assigned, amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.
“Note A-2” shall mean that certain Amended and Restated Promissory Note A-2 dated as of January 31, 2007 in the original principal amount of EIGHTY-EIGHT MILLION EIGHT HUNDRED THOUSAND AND 00/100 DOLLARS ($88,800,000) made by Borrower in favor of JPMorgan Chase Bank, N.A., as the same may be assigned, amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.
“Note A Eurodollar Rate” shall mean with respect to any Interest Period, an interest rate per annum equal to LIBOR plus 0.6945945945945950% per annum.
“Note B-1” shall mean that certain Amended and Restated Promissory Note B-1 dated as of January 31, 2007 in the original principal amount of THIRTY-THREE MILLION EIGHT HUNDRED THOUSAND AND 00/100 DOLLARS ($33,800,000) made by Borrower in favor of Lender, as the same may be assigned, amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.
“Note B-2” shall mean that certain Amended and Restated Promissory Note B-2 dated as of January 31, 2007 in the original principal amount of THIRTY-ONE MILLION TWO HUNDRED THOUSAND AND 00/100 DOLLARS ($31,200,000) made by Borrower in favor of JPMorgan Chase Bank, N.A., as the same may be assigned, amended, restated, replaced, extended, renewed, supplemented, severed, split, or otherwise modified from time to time.
     “Note B Eurodollar Rate” shall mean with respect to any Interest Period, an interest rate per annum equal to LIBOR plus 1.60 % per annum.
          3. Amendment to Other Loan Documents. Notwithstanding anything to the contrary contained in any Loan Document other than the Note and the Loan Agreement (as amended hereby) (such other Loan Documents, collectively, the “Other Loan Documents”), the Other Loan Documents are each hereby modified such that (i) all references therein to the "Note” shall be deemed to refer to the “Note” as defined in the Loan Agreement, as such Loan Agreement has been amended pursuant to the terms hereof, and (ii) all references therein to the “Loan Agreement” shall be deemed to refer to the Loan Agreement as amended hereby.
          4. No Offsets, Counterclaims/Due Authority. Borrower represents, warrants, and covenants, that there are no offsets, counterclaims or defenses against the Debt, this Agreement, the Security Instruments, the Loan Agreement (as amended hereby), or the Note, and that Borrower (and the undersigned representative of Borrower, if any) has full power, authority, and legal right to execute this Agreement and to keep and observe all of the terms of this Agreement on Borrower’s part to be observed or performed.
          5. Conflicts. Except as expressly modified pursuant to this Agreement, all of the terms, covenants and provisions of the Loan Agreement and the other Loan Documents shall continue in full force and effect. In the event of any conflict or ambiguity between the terms, covenants, and provisions of this Agreement and those of the Loan Agreement or the other Loan Documents, the terms, covenants, and provisions of this Agreement shall control.
          6. No Waiver or Modification. The parties hereto agree that, except as specifically set forth herein, this Agreement does not amend, waive, satisfy, terminate, diminish or otherwise modify any of the terms, conditions, provisions and/or agreements contained in the Loan Documents, and Borrower hereby acknowledges and agrees that said Loan Documents are in full force and effect as amended hereby.

          7. Governing Law. This Agreement shall be deemed to be a contract entered into pursuant to the laws of the State of New York and shall in all respects be governed, construed, applied and enforced in accordance with the laws of the State of New York.
          8. No Oral Change. This Agreement may not be modified in any manner or terminated except by an instrument in writing executed by the parties hereto.
          9. Liability; Successors and Assigns. If any party hereto consists of more than one person, the obligations and liabilities of each such person hereunder shall be joint and several. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns forever.
          10. Inapplicable Provisions. If any term, covenant or condition of this Agreement is held to be invalid, illegal or unenforceable in any respect, this Agreement shall be construed without such provision.
          11. Headings, etc. The headings and captions of various paragraphs of this Agreement are for convenience of reference only and are not to be construed as defining or limiting, in any way, the scope or intent of the provisions hereof
          12. Duplicate Originals; Counterparts. This Agreement may be executed in any number of duplicate originals and each duplicate original shall be deemed to be an original. This Agreement may be executed in several counterparts, each of which counterparts shall be deemed an original instrument and all of which together shall constitute a single Agreement. The failure of any party hereto to execute this Agreement, or any counterpart hereof, shall not relieve the other signatories from their obligations hereunder.
          13. Number and Gender. Whenever the context may require, any pronouns used herein shall include the corresponding masculine, feminine or neuter forms, and the singular form of nouns and pronouns shall include the plural and vice versa.
          14. Entire Agreement. This Agreement embodies the entire agreement and understanding among the parties hereto and supercedes all prior agreements and understandings among the parties hereto relating to the subject matter hereof. Accordingly, this Agreement may not be contradicted by evidence of prior, contemporaneous, or subsequent oral agreements of the parties hereto. There are no unwritten or oral agreements between the parties hereto.
          15. Guaranty. Guarantor hereby agrees and confirms that this Amendment shall not in any manner affect and/or modify their respective obligations as Guarantor pursuant to the terms and provisions of the Guaranty.
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     IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed by their duly authorized representatives, all as of the day and year first above written.

BORROWER: FELCOR/JPM HOTELS, L.L.C., a Delaware limited liability company
By:	/s/ Joel M. Eastman
	Name:	Joel M. Eastman
	Title:	Vice President

DJONT/JPM LEASING, L.L.C., a Delaware limited liability company
By:	/s/ Joel M. Eastman
	Name:	Joel M. Eastman
	Title:	Vice President

LENDER: BANK OF AMERICA, N.A., a national banking association
By:	/s/ Michael S. Birajiclian
	Name:	Michael S. Birajiclian
	Title:	Principal

     The undersigned, as holder of Note A-2 and Note B-2 signs below to acknowledge and consent to the terms of this Agreement.

JPMORGAN CHASE BANK, N.A., a national banking association
By:	/s/ Julio C. Martinez
	Name:	Julio C. Martinez
	Title:	Attorney In Fact

CONSENT AND ACKNOWLEDGMENT
          The undersigned hereby (i) consents to the terms and conditions of (a) this Agreement and (b) each of Note A-1, Note A-2, Note B-1 and Note B-2 (each as defined in this Agreement), copies of which have been received by the undersigned and (ii) acknowledges that its obligations and liabilities under that certain Guaranty (as defined in the Loan Agreement) between the undersigned and Lender, as well as any obligations or liabilities it has in connection with the Loan shall in no way be limited or impaired as a result of this Agreement or the amendment and restatement of Note A-1, Note A-2, Note B-1 or Note B-2 as described therein, and such Guaranty and any such obligations and liabilities shall continue in full force and effect.

GUARANTOR:

FELCOR LODGING LIMITED PARTNERSHIP, a Delaware limited partnership

By:	FelCor Lodging Trust Incorporated, a
Maryland corporation, its general partner

By:	/s/ Andrew J. Welch
	Name:	Andrew J. Welch
	Title:	Executive Vice President